UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: September 21, 2006

PAVILION BANCORP, INC.
(Exact Name of Registrant as Specified in Charter)

Michigan (State or Other Jurisdiction of Incorporation) 135 East Maumee Street Adrian, Michigan (Address of principal executive office)	000-30521 (Commission File Number)	38-3088340 (IRS Employer Identification No.) 49221 (Zip Code)

Registrant’s telephone number, including area code: (517) 265-5144

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Section Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b)).

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Section 5.03     Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

(a)	On September 21, 2006, the Board of Directors of Pavilion Bancorp, Inc. approved an amendment to the Bylaws of the Corporation. The Bylaws were amended to clarify a potentially ambiguous bylaw (Section 4.4) dealing with the mandatory retirement age of directors. Section 4.4 of the Bylaws was clarified to provide that a director of the Corporation is automatically retired from the Board on the date of the annual shareholders meeting following the director's 68th birthday. The amended Section 4.4 is attached as an exhibit to this Current Report on Form 8-K.

Item 9.01     Financial Statements and Exhibits.

(d)	Exhibit

Section 4.4 of the Bylaws of Pavilion Bancorp, Inc. (as amended)

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: October 4, 2006	PAVILION BANCORP, INC. (Registrant) By: /s/ Mark D. Wolfe —————————————— Mark D. Wolfe Chief Financial Officer